LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

April 30, 1997

Dear Shareholder:

We are pleased to report that The JPM Institutional International Bond Fund produced strong investment performance for the six-month period ending March 31, 1997.

In a challenging investment environment, made complex by the varying economic cycles in both Europe and Japan, the Fund returned 5.09% for the period, versus a 5.24% return of the Salomon Brothers Non-U.S. Government Bond Index (currency hedged) for six months ending March 31, 1997. Although the Fund performed below its benchmark, it significantly outperformed its competitors, as measured by the Lipper Universe Average, which returned -0.31% for the six-month period ending March 31, 1997.

The Fund's net asset value decreased from $11.30 per share, as of September 30, 1996, to $8.14 by March 31, 1997, after making distributions of $3.68 ($2.71 from income, $0.11 from long-term capital gains, and $0.86 from short-term capital gains). The Fund's net assets also decreased from $13.3 million to $1.7 million. The net assets of The Non-U.S. Fixed Income Portfolio, in which the Fund invests, totaled approximately $158.1 million on March 31, 1997.

In addition to the performance and Fund highlights within this report, we have also provided a portfolio manager Q&A with Dominic J. Pegler, a member of our international portfolio management team. This interview is designed to address commonly asked questions regarding the Portfolio and the markets in which it invests. Dominic also discusses major decisions affecting the Portfolio during the past six months, as well as our outlook and strategy for the months ahead.

As always, we welcome your comments and questions or any suggestions as to how we can improve the financial reports we prepare for you. As such, we encourage you to call J.P. Morgan Funds Services toll free at (800) 766-7722.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services

TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS    1        FUND FACTS AND HIGHLIGHTS     9

FUND PERFORMANCE              2        FINANCIAL STATEMENTS         11

PORTFOLIO MANAGER Q&A         3

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                            TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURN
                                                       ------------------------     ---------------------------
                                                       THREE           SIX          ONE              SINCE
AS OF MARCH 31, 1997                                   MONTHS          MONTHS       YEAR             INCEPTION*
---------------------------------------------------------------------------------------------------------------
The JPM Institutional International Bond Fund             1.37%           5.09%       12.03%           13.00%
Salomon Brothers Non-U.S. Government
 Bond Index (currency hedged)                             1.49%           5.24%       12.42%           13.32%
Lipper Universe Average                                  -3.85%          -0.31%        5.13%            9.27%

*12/1/94 - COMMENCEMENT OF OPERATIONS.
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. THE
JPM INSTITUTIONAL INTERNATIONAL BOND FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE NON-U.S. FIXED INCOME PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND. THE SALOMON BROTHERS NON-U.S. GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THIS SOURCE IS ACCURATE OR COMPLETE.

PORTFOLIO MANAGER Q&A

         Following is an interview with DOMINIC J. PEGLER, VICE PRESIDENT, who [PHOTO] is a member of the portfolio management team responsible for managing
         THE NON-U.S. FIXED INCOME PORTFOLIO in which the Fund invests. Mr. Pegler joined J.P. Morgan (London) in 1996 after seven years at the
Bank of England, serving first as an economist, and then in the Reserves Management Department, which was responsible for managing the U.K.'s foreign exchange reserves. His time at the Bank included a two year secondment to the Directorate of Monetary Affairs, EC Commission. Mr. Pegler holds a B.S. and an M.S. in Economics from the London School of Economics (LSE). This interview was conducted on April 29, 1997, and reflects Dominic's views on that date.

GENERALLY, THROUGHOUT THE PAST YEAR OR MORE, INTERNATIONAL BOND INVESTORS HAVE ENJOYED FAVORABLE INVESTMENT CONDITIONS -- MODERATE ECONOMIC GROWTH AND MARKET-SUPPORTING MONETARY POLICIES HAVE CREATED STRONG BOND RETURNS ACROSS MOST COUNTRIES.
CAN YOU PROVIDE SOME REASONS AS TO WHY THESE CONDITIONS PREVAILED WITHIN SO MANY SEPARATE ECONOMIES AROUND THE WORLD? SOME SAY GOVERNMENTS, IN GENERAL, HAVE BECOME QUICKER TO ADJUST MONETARY POLICY AND HAVE ALSO BECOME MORE FISCALLY RESPONSIBLE. DO YOU AGREE? ALSO, HOW LONG CAN INTERNATIONAL INVESTORS EXPECT THIS SCENARIO TO CONTINUE?

DJP: There are two reasons why bond investors have been enjoying such strong returns. First, the cyclical behavior of economies throughout the world seem to have been slowing down in tandem. And therefore, as your question implies, this slow or moderate growth created a generally positive environment for bonds.
  Having said that, it's certainly also true that the authorities throughout the world have been reacting quickly in terms of monetary policy, and have moved towards being more fiscally responsible. In the U.S., movement towards making a balanced budget a legal requirement is an example of the type of fiscal responsibility becoming more the norm. As for an example of responsive monetary policy, the Federal Reserve also made great efforts to be preemptive whenever economic activity appeared too strong. Whenever inflationary pressures in the economy cropped up, the Fed has been seen as, and wanted to be seen as, reacting quickly to that.
  In Europe we can focus on the fiscal reforms that governments have been putting in place in their attempt to qualify for Economic & Monetary Union
(EMU). Briefly, EMU represents the attempt of several European countries to share a single currency (the Euro). In any event, in addition to the fiscal reforms necessary for EMU inclusion, there has also been a major shift regarding the way in which monetary policy has been recently set. In the past, the central banks within Europe would tend to adjust interest rates primarily to stimulate economic activity. Over the past ten years or so, however, there's been a major shift in motive -- instead of operating monetary policy to control the rate of economic growth, monetary policy, or interest rates, were adjusted instead to control prices and achieve price stability. This is a very different premise.
  Now having said that, and still speaking within the context of Europe (given the extent of its cyclical slow-down and the extent of the fiscal policy disciplines put in place to qualify for EMU), monetary policy has been relaxed substantially for the past eighteen months or so. The resulting slow growth, low inflation environment, then, has significantly contributed to that region's bond market returns.

  Japan, now, is an exception to the case regarding the more responsible fiscal policies throughout the world. In fact, Japan has actually had a rather large fiscal expansion over the past two years, combined with loose monetary policies. The problem in Japan has been a cyclical slow down in terms of activity, exacerbated by weakness in its financial sector. So as the banking system, in particular, has had severe problems, and asset prices in general have fallen, the Bank of Japan has had no alternative but to keep monetary policy loose (interest rates low) for an extended period of time.
  Another element we should mention in explaining bond market returns is exchange rates. A feature of the past eighteen months has been an appreciation of the U.S. dollar against both the yen and the deutschmark. This, by the way, is a reversal of a trend that's been in place for several years. A major feature of the world financial markets, for at least thirty years, had been a trend depreciation of the dollar against the mark and the yen. Now that seems to have been reversed -- perhaps temporarily. In any event, the relevant point here is that the authorities in Japan and in Europe considered the depreciation of their currencies against the dollar as another way to achieve economic recovery -- without having to reduce interest rates even further. That's also a dynamic that has been a boost to bonds.

BEFORE MOVING ONTO SOME SPECIFIC QUESTIONS WE HAVE REGARDING EUROPEAN BOND MARKETS, WE HAVE A COUPLE OF GENERAL QUESTIONS WE WERE HOPING YOU COULD ANSWER. WHEN PORTFOLIO MANAGERS DISTINGUISH BETWEEN "CORE EUROPE," AND "HIGH-YIELDING EUROPE," SPECIFICALLY, TO WHICH COUNTRIES ARE THEY REFERRING? AND WHY THE DISTINCTION? WHEN INVESTING THE PORTFOLIO, DO YOU REGARD CORE AND HIGH-YIELDING EUROPE AS SEPARATE REGIONS?

DJP: "Core" Europe refers to Germany, France, Netherlands, Austria, Belgium, and Luxembourg. "High-yielding" Europe refers to Spain, Italy, the U.K. and Sweden. Now there are a couple of countries I haven't mentioned that fall in between the two -- Denmark and Finland, for example. And then there's Portugal and Greece which are off screen if you like, categorized more with emerging economies, rather than with the core or high-yielding countries.
  Now, your question also asks why this distinction is made. On the face of it, it's simple, in that if a country has high yields then it's classified as high yielding. Conversely, if a country has relatively low, stable yields, then it would be classified as core. Generally, a `core' classification also implies the country is among those that would be most likely to participate in EMU, in which case its monetary policy would follow closely with the policy set by Germany's Bundesbank; its inflation would also be characteristically low. The high-yielders by contrast, have been characterized as having more independence in terms of their monetary policy relative to the Bundesbank. High-yielders, because they characteristically also had more volatility in terms of their yields and their exchange rates, were considered less likely to join EMU.
  Now, for the final part of the question, when investing the portfolio do we regard core and high yielding Europe as separate regions? Well, in practice, yes. But of course it's not really as simple as that. As a first distinction between the countries in Europe, we would consider them separately. But then afterwards, however, the characteristics of Europe as a whole would be regarded as a single asset class, to which we might, or might not, allocate assets.

ALTHOUGH CUMULATIVE SIX-MONTH PERFORMANCE (ENDING MARCH 1997) WAS VERY POSITIVE FOR EUROPE AS A WHOLE, RETURNS IN BOTH CORE AND HIGH-YIELDING EUROPE BECAME NEGATIVE TOWARD THE LAST MONTH OF THE PERIOD. WAS THIS A RESULT OF MORE RAPID GROWTH AND/OR HIGHER INFLATION FOR THE REGION -- OR WERE NON-ECONOMIC FACTORS AFFECTING THIS MOST RECENT PERFORMANCE? ALSO, CAN WE EXPECT TO SEE WEAKER EUROPEAN PERFORMANCE CONTINUING IN THE FUTURE -- FOR BOTH CORE AND HIGH-YIELDING EUROPE?

DJP: Two things caused the poor performance in markets during the last month of the quarter (March 1997). First of all, given the correlation between the European and U.S. markets, the major sell-off in the U.S. bond market caused a sell-off in Europe as well. The sell-off in the U.S., by the way, was caused by the expectation of the increase in interest rates. Now, in addition to the dynamics regarding the U.S., the European markets performed badly in their own right. The story in Europe for a long time had been economic recession, and the resulting loose monetary policy to restore activity without instigating inflation. There was, then, the beginning of sentiment in the market that Europe was about to recover, and therefore that short-term interest rates wouldn't fall any lower. That being the case, the market actually started to price in higher interest rates throughout the course of the year -- meaning the market acted as if rates were higher, when they actually were not. As a result, the market sold off and underperformed.
  Now, can we expect to see weaker European bond performance for both core and high-yielding Europe? Well that's a major question, and, in fact, easier to answer on a relative basis. From where we are now, we would expect the U.S. market to perform relatively better than European markets, over a twelve month period. This is based on the premise that Europe is about to recover economically, and therefore, its interest rates may soon increase. By contrast, the Fed has already adjusted rates up in the U.S.; therefore, we should start to see value in the U.S. markets sooner, perhaps six months out. So on a relative basis, we would expect the European markets to underperform North America. On an absolute basis, given that yields are already so historically low in Europe (and unlikely to go any lower), we have probably already seen Europe's best values.
  The exception to that would be the U.K., as its economic cycle is closer to that of the U.S. If the U.K. authorities tighten monetary policy sufficiently, we could expect to see more value in the U.K. towards the end of the year.

REGARDING ECONOMIC & MONETARY UNION (EMU) AND THE MAASTRICHT CRITERIA, INVESTORS HAVE BECOME INCREASINGLY CONCERNED ABOUT THE POSSIBILITY OF EMU BEING DELAYED PAST 1999. WHAT BROUGHT THIS CONCERN, AND DO YOU BELIEVE IT JUSTIFIED? WHAT PROBABILITY DO YOU PLACE ON EMU HAPPENING ON TIME? ALSO, PLEASE BRIEFLY EXPLAIN THE RAMIFICATIONS FOR INTERNATIONAL BOND INVESTORS REGARDING EMU, ON TIME, AND EMU, DELAYED.

DJP: The concern over a possible delay of EMU was brought about when investors began to focus on whether or not the eligible countries would meet the Maastricht convergence criteria. European countries currently eligible for EMU membership (15 in all) are required to meet a total of five measures of economic performance -- the Maastricht criteria -- in order to qualify for membership and to participate in the single currency.
  Specifically, strong concern developed after it was concluded that Germany would not meet one of the criteria; the requirement based on its budget deficit relative to its GDP. Because Germany is at the center of the monetary union process, without Germany, there would be no monetary union. So it is understandable, then, if Germany's participation was called into question that concern would develop regarding the fate of the whole process.

  Now, do we believe these concerns are justified? On the face of it yes, in that there are severe risks that Germany and other countries might not meet all the criteria. But for a full answer, you really have to look a bit deeper; and two things initally come to mind. First of all, the Maastricht Treaty allows for a flexible interpretation of the criteria -- that was always supposed to be the case. The spirit of the Treaty more importantly requires that the countries exhibit a movement toward a culture of stability so that a monetary union could be sustained. It was not intended to be stopped in its tracks if specific nominal criteria were not met. So just because countries like Germany, or perhaps France, don't meet the nominal requirements precisely, doesn't necessarily mean they will be excluded from participation.
  Secondly, to the extent that a monetary union is more a political process anyway, we believe there is sufficient political momentum required to make EMU a reality. We do not think there will be a delay in EMU, primarily because we do not think the politicians in Europe will agree to any delay at all.
  WHAT PROBABILITY DO YOU PLACE ON EMU HAPPENING ON TIME? Well, I think our main case is that there is a 65% probability that monetary union will start on time in January, 1999, with eight members -- Germany, France, Netherlands, Belgium, Luxembourg, Finland, Ireland, and Austria. We also believe the rest of the countries will join by 2002, with the exception of the U.K. and Greece, which could join later. The U.K. is currently skeptical of the benefits expected to be derived from a monetary union, and is therefore voluntarily delaying its participation. And Greece, coming out of a substantial economic recession, is currently unable to meet any of the Maastricht criteria, so its membership will be involuntarily delayed.
  Now, to explain the ramifications for international bond investors regarding the EMU on time or, the EMU delayed -- to the extent that EMU does or does not happen, it is likely that as long as the separate currencies continue to exist, the performance of bond markets will be driven by the same factors that always drove them. The only main difference will be that as those countries that don't move to EMU at the beginning, but continue the process toward participation, it is likely that the volatility you see in yields of those countries, relative to EMU members, will fall historically. Now that's been the case for about ten years anyway. As a result of economic convergence we would expect that process to continue. The ramifications anyway for bond investors regarding EMU are more profound as currencies disappear, currency risk between the different markets of course disappears. And therefore, managing a portfolio of European bonds if they're all in monetary union just becomes a process of managing credit risk between the different countries. So instead of having risk associated with currency, you'll just have risk associated with the different credit qualities of the countries. This is a profound difference, which has implications too for optimal portfolio construction, in that if diversification benefits of the different European countries disappeared, how can you best construct a portfolio? So, we at J.P. Morgan are now spending a lot of time thinking about that. Basically, once Europe is in a monetary union, we would separately review each country on a credit basis, so that managing portfolios would rely more heavily on our skills of measuring different credit qualities.

WE WOULD LIKE TO SWITCH THE DISCUSSION FROM EUROPE TO JAPAN. THROUGHOUT THE SIX-MONTH PERIOD, JAPAN HAS BEEN A PERPETUAL UNDERWEIGHT IN THE PORTFOLIO, EVEN THOUGH IN SOME OF THOSE MONTHS JAPANESE BONDS WERE AMONG THE TOP INTERNATIONAL PERFORMERS. WHY THE CONTINUAL UNDERWEIGHT? WHEN DO YOU FORESEE ADDING TO EXPOSURE IN JAPAN?

DJP: Oh, well, this is a good question, and has two parts to its answer. First of all, yields in Japan have been historically very low. With short-term interest rates at a half percent, we firmly believed they couldn't get much lower. We also firmly believed there would be an economic recovery in Japan, and therefore, based on such a scenario, viewed there was no value in Japanese bonds. It was therefore worth being underweighted in that country, relative to the benchmark. Now, we've been correct on the economy, as there has been something of an economic recovery in some sectors. But because of the weakness of the financial system, the Bank of Japan has not been able to raise interest rates, nor do they really need to from an inflation standpoint. The result of this scenario has been that the market has performed fairly well. So basically, we got the position wrong, as the underweight in Japan was in place until the very end of March, while, as you noted, the market did well in some of these months. Since March, however, we've gone neutral, which is a substantial shift for the portfolio.
  Now it's true, that over the period the underweighting in Japan had been in place, that specific position detracted from Portfolio returns. But then again, yields had traded in a range of extreme fluctuation, which helped the Portfolio, in some months, by not being exposed. Additionally, as the Portfolio was under exposed to Japan, we invested those assets elsewhere, in Europe, for example, which, overall, contributed positively to the period's returns.

REGARDING THE DOLLAR-BLOC COUNTRIES OF CANADA AND AUSTRALIA, THE PORTFOLIO HAS MAINTAINED AN OVERWEIGHT POSITION IN THESE MARKETS THROUGHOUT THE SIX-MONTH PERIOD. WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO THE TEAM'S DECISION TO OVERWEIGHT THESE COUNTRIES? DO PROSPECTS LOOK EQUALLY FAVORABLE FOR THESE COUNTRIES INTO THE NEXT SIX-MONTH PERIOD?

DJP: We do not believe there is much more value in Canada, as it has already outperformed very strongly relative to the U.S. over the past eighteen months. We have, therefore, removed the Portfolio's overweight position in Canada. The more interesting story continues in Australia, where a cyclical slow down has begun. We think also the government has started on a process of fiscal reform which we think will contribute to more positive market sentiment. Now, the economic slowdown and the fiscal tightening we believe will be combined with a further easing of Australia's monetary policy. Therefore, we think there's value in Australia -- not only relative to the other dollar-bloc markets, but also to other markets in the index. So, we're happy to keep the Portfolio's overweight position in Australia.

COMMENT, IF YOU CAN, ON THE ECONOMIC CONDITIONS IN THE U.S., AND THE EFFECTS THE FEDERAL RESERVE'S MARCH 25TH INCREASE IN INTEREST RATES HAD ON INTERNATIONAL BOND MARKETS. ALSO, IF THE FED CONTINUES TO TIGHTEN, HOW WILL THAT AFFECT INTERNATIONAL BOND MARKETS GOING FORWARD?

DJP: Our view here is that there's still strength in the U.S. economy, through more or less all sectors. The interesting thing is whether this is going to start to feed into consumer price inflation; so far, it has not.
  Having said that, though, the Federal Reserve has shown it is prepared to raise rates -- not just on the basis of rising prices, but on the basis of strong economic activity. And because of that, we expect them to continue to remain vigilant, and remain preemptive in their policy stance. We expect another rate increase between twenty five and fifty basis points over the next six-month period.
  Now, how will that effect international markets going forward? Typically whenever the Fed raises rates, markets will fall -- and that means all markets throughout the world, with the exception of Japan. This is simply due to basic correlations between financial markets. So we would expect all markets to fall if the Fed continues its policy of tightening.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND PRODUCED STRONG RESULTS THOROUGHOUT THE SIX-MONTH PERIOD. WHAT WERE THE PRIMARY REASONS FOR THIS STRONG PERFORMANCE -- WAS IT SECURITY SPECIFIC, COUNTRY SPECIFIC OR DURATION DRIVEN?

DJP: Strong results throughout the six-month period ending March 31, 1997 came as a result of both country and duration decisions. As we discussed earlier, although the Portfolio's underweighted position in Japan hurt returns, that underperformance was significantly mitigated by overweighted positions in both core and high-yielding Europe. Also contributing positively to performance for the period was a reduced exposure to Canada.

IN GENERAL, WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE DEVELOPING IN INTERNATIONAL MARKETS FOR THE REMAINDER OF 1997? WHAT STRATEGY WILL BE EMPLOYED FOR THE NON-U.S. FIXED INCOME PORTFOLIO GIVEN YOUR EXPECTED SCENARIO?

DJP: First of all, in terms of direction, we do not see the Japanese market moving much, either up or down. So for the time being, we're happy to have the Portfolio remain neutral the Japanese market, relative to the benchmark.
  The interesting question, however, is whether it's time to move assets out of Europe, and into North America. If the economic slowdown in Europe has come to an end, then the markets will have to begin discounting higher rates going forward. Or, on the other hand, if the slowdown has been so deep and so pronounced then, going forward, it will be necessary to keep interest rates at their current, low levels. We'll be watching closely to see how this will pan out, and will be prepared to adjust assets out of Europe if deemed necessary.
  In terms of currencies, we're expecting the dollar to remain at least at these levels, or perhaps stronger against both the mark and the yen. Regarding yields, however, projections are a bit more difficult; a bit more of a closer call. In terms of yield direction, we don't think there is much value left in European markets, on an absolute basis. And on a relative basis, we're getting close to the time when we might want to start putting assets into North America instead.
  Now regarding high-yield Europe versus core Europe, we believe most of this story has run its course. If you look at where the markets are pricing yields on a forward basis for the start of monetary union, there's not much more room left for further convergence of Italy, Spain and Sweden. For example, Spain, 5-year maturity bonds, are something like thirty-two basis points over Germany, two years forward. What that means is that the markets are attaching a very high probability that Spain joins EMU in 1999. That being the case, there's no longer value in that market on a relative basis. So we think most of the convergence story has been played out. We also expect that at some point during the course of this year, the markets will begin to discount higher rates in Europe. On that basis, we believe it will be difficult to avoid the conclusion that there will be more value in North America relative to Europe.
  Regarding specific countries into 1997, you could expect to see underweighted positions in Germany, France and probably the other core countries, with neutral positions in high-yielding Europe. We expect to maintain an overweight position in Australia, and, for the time being, in the U.K.

FUND FACTS

INVESTMENT OBJECTIVE

The JPM Institutional International Bond Fund seeks to provide a high total return consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to international bond markets in their investment portfolios.The Portfolio's benchmark is The Salomon Brothers Non-U.S. Government Bond Index (currency hedged).

------------------------------------------------------------------------
INCEPTION DATE
12/1/94

------------------------------------------------------------------------
NET ASSETS AS OF 03/31/97
$1,645,389

------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/27/97

------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/27/97

EXPENSE RATIO

The Fund's annual expense ratio not to exceed 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.


FUND HIGHLIGHTS
ALL DATA AS OF MARCH 31, 1997

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[EDGAR REPRESENTATION OF PIE CHART]

JAPAN                   28.0%

CANADA                  10.8%

UNITED KINGDOM           8.4%

GERMANY                  6.8%

AUSTRALIA                6.8%

FRANCE                   6.4%

AUSTRIA                  3.9%

BELGIUM                  3.6%

NETHERLANDS              3.4%

SWEDEN                   3.3%

OTHER                   10.1%

SHORT-TERM HOLDINGS      8.5%

30-DAY SEC YIELD
5.60%

DURATION
5.4 years

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN")SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees and assume the reinvestment of Fund distributions. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Non-U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $1,722,287
Deferred Organization Expenses                         12,559
Prepaid Expenses and Other Assets                          45
                                                   ----------
    Total Assets                                    1,734,891
                                                   ----------

LIABILITIES
Accrued Trustees' Fees and Expenses                       462
Shareholder Servicing Fee Payable                         320
Administrative Services Fee Payable                        99
Administration Fee Payable                                 42
Fund Services Fee Payable                                  10
Accrued Expenses                                       88,569
                                                   ----------
    Total Liabilities                                  89,502
                                                   ----------
NET ASSETS
Applicable to 202,176 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $1,645,389
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $8.14
                                                         ----
                                                         ----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $1,256,050
Undistributed Net Investment Income                    31,194
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                       483,766
Net Unrealized Depreciation of Investment and
  Foreign Currency Translations                      (125,621)
                                                   ----------
    Net Assets                                     $1,645,389
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                      $ 210,912
Allocated Portfolio Expenses                                     (18,508)
                                                               ---------
    Net Investment Income Allocated from
      Portfolio                                                  192,404

FUND EXPENSES
Professional Fees                                  $  22,503
Registration Fees                                     22,280
Transfer Agent Fees                                    9,379
Printing Expenses                                      9,109
Shareholder Servicing Fee                              3,752
Amortization of Organization Expenses                  2,344
Administrative Services Fee                            1,187
Trustees' Fees and Expenses                              529
Fund Services Fee                                        160
Administration Fee                                       132
Miscellaneous                                         29,702
                                                   ---------
    Total Fund Expenses                              101,077
Less: Reimbursement of Expenses                     (101,077)
                                                   ---------

NET FUND EXPENSES                                                      0
                                                               ---------
NET INVESTMENT INCOME                                            192,404

NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                 747,548

NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                      (423,162)
                                                               ---------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 516,790
                                                               ---------
                                                               ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1997       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1996
                                                   --------------   ------------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $      192,404   $         367,490
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio          747,548             590,402
Net Change in Unrealized Depreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                               (423,162)           (155,561)
                                                   --------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                          516,790             802,331
                                                   --------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (909,066)                 --
Net Realized Gain                                        (325,360)           (179,451)
                                                   --------------   ------------------
    Total Distributions to Shareholders                (1,234,426)           (179,451)
                                                   --------------   ------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        2,640,748          12,658,600
Reinvestment of Dividends and Distributions             1,038,541             179,445
Cost of Shares of Beneficial Interest Redeemed        (14,625,852)         (4,384,337)
                                                   --------------   ------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                   (10,946,563)          8,453,708
                                                   --------------   ------------------
    Total Increase (Decrease) in Net Assets           (11,664,199)          9,076,588

NET ASSETS
Beginning of Period                                    13,309,588           4,233,000
                                                   --------------   ------------------
End of Period (including undistributed net
  investment income of $31,194 and $747,856,
  respectively)                                    $    1,645,389   $      13,309,588
                                                   --------------   ------------------
                                                   --------------   ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                            FOR THE PERIOD
                                                                                           DECEMBER 1, 1994
                                                       FOR THE                             (COMMENCEMENT OF
                                                   SIX MONTHS ENDED        FOR THE          OPERATIONS) TO
                                                    MARCH 31, 1997    FISCAL YEAR ENDED     SEPTEMBER 30,
                                                     (UNAUDITED)      SEPTEMBER 30, 1996         1995
                                                   ----------------   ------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.30              $ 11.12             $10.00
                                                   ----------------   ------------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     2.23                 0.31               0.49
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Allocated from
  Portfolio                                              (1.71)                0.95               0.78
                                                   ----------------   ------------------   ----------------
Total from Investment Operations                          0.52                 1.26               1.27
                                                   ----------------   ------------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (2.71)                  --              (0.15)
Net Realized Gain                                        (0.97)               (1.08)                --
                                                   ----------------   ------------------   ----------------
Total Distributions to Shareholders                      (3.68)               (1.08)             (0.15)
                                                   ----------------   ------------------   ----------------

NET ASSET VALUE, END OF PERIOD                          $ 8.14              $ 11.30             $11.12
                                                   ----------------   ------------------   ----------------
                                                   ----------------   ------------------   ----------------
Total Return                                              5.09%(a)            12.09%             12.83%(a)
                                                   ----------------   ------------------   ----------------
                                                   ----------------   ------------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)                $1,645              $13,310             $4,233
Ratios to Average Net Assets
  Expenses                                                0.49%(b)             0.65%              0.60%(b)
  Net Investment Income                                   5.12%(b)             5.28%              5.82%(b)
  Decrease Reflected in Expense Ratio
    due to Expense Reimbursement                          2.72%(b)             1.02%              1.90%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional International Bond Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund commenced operations on December 1, 1994.

The Fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a no-load, non-diversified, open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (1% at March 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)The Fund declares and pays income dividends annually. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $32,867. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under an Co-Administration Agreement, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. Under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds, the Portfolios and other portfolios (the "Master Portfolios") in which the Trust, The JPM Pierpont Funds and The JPM Advisor Funds invest, JPM Series Trust and JPM Series Trust II. For the six months ended March 31, 1997, the fee for these services amounted to $132.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of the JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following schedule:
      0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, The JPM Pierpont Funds, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended March 31, 1997, the fee for these services amounted to $1,187.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.65% of the average daily net assets of the Fund through January 31, 1998. For the six months ended March 31, 1997, Morgan has agreed to reimburse the Fund $101,077 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the six months ended March 31, 1997, the fee for these services amounted to $3,752.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $160 for the six months ended March 31, 1997.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1997
--------------------------------------------------------------------------------

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $20.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1997       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1996
                                                   --------------   ------------------
Shares of beneficial interest sold...............        297,742            1,176,106
Reinvestment of dividends and distributions......        129,333               17,074
Shares of beneficial interest redeemed...........     (1,402,607)            (396,016)
                                                   --------------   ------------------
Net Increase (Decrease)..........................       (975,532)             797,164
                                                   --------------   ------------------
                                                   --------------   ------------------

The Non-U.S. Fixed Income Portfolio
Semi-Annual Report March 31, 1997
(unaudited)
(The following pages should be read in conjuction with The JPM Institutional International Bond Fund
Semi-Annual Financial Statements)

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MARCH 31, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
CORPORATE OBLIGATIONS (19.4%)
CANADA (2.7%)
   GBP      2,617    Hydro-Quebec, 6.50% due 12/09/98.................  $   4,243,403
                                                                        -------------

FRANCE (1.6%)
   FRF     12,300    Electricite de France, 8.60% due 04/09/04........      2,582,158
                                                                        -------------

GERMANY (6.4%)
  ITL   5,595,000    Bayerische Landesbank Girozentrale, 10.75% due
                       03/01/03.......................................      3,825,444
    DEM     5,000    Deutsche Pfandbriefe Hypobank, 5.625% due
                       02/07/03, 144A.................................      3,046,946
    DEM     5,000    KFW International Finance, 6.75% due 02/08/02....      3,221,665
                                                                        -------------
                                                                           10,094,055
                                                                        -------------

THAILAND (2.2%)
   USD      3,500    Krung Thai Bank Public Company Ltd., 6.855% due
                       09/30/97, FRN..................................      3,471,300
                                                                        -------------

UNITED KINGDOM (6.5%)
   GBP      3,000    MEPC PLC, 8.75% due 12/07/06.....................      5,015,287
   GBP      3,300    Royal Bank of Scotland PLC, 7.88% due 12/07/06...      5,303,458
                                                                        -------------
                                                                           10,318,745
                                                                        -------------
                         TOTAL CORPORATE OBLIGATIONS (COST
                           $30,145,607)...............................     30,709,661
                                                                        -------------
GOVERNMENT OBLIGATIONS (67.8%)
AUSTRALIA (6.6%)
    AUD    14,500    Government of Australia, 6.75% due 11/15/06(3)...     10,401,756
                                                                        -------------

AUSTRIA (3.8%)
    DEM     9,000    Autobahnen Und Schnellstr Finance Agency, 7.13%
                       due 12/22/99...................................      5,774,722
  JPY      25,000    Republic of Austria, 3.75% due 02/03/09..........        221,357
                                                                        -------------
                                                                            5,996,079
                                                                        -------------

BELGIUM (3.5%)
                     Kingdom of Belgium
   BEF    110,000      7.00% due 05/15/06(3)..........................      3,447,159
   BEF     63,000      7.75% due 12/22/00(3)..........................      2,025,068
                                                                        -------------
                                                                            5,472,227
                                                                        -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
CANADA (7.8%)
                     Government of Canada
    CAD    12,200      7.00% due 09/01/01.............................  $   9,184,719
    CAD     4,050      8.00% due 06/01/23.............................      3,169,227
                                                                        -------------
                                                                           12,353,946
                                                                        -------------

FRANCE (4.7%)
   FRF     20,600    Government of France, 6.00% due 10/25/25.........      3,369,344
   FRF     19,000    Societe National de Chemins, 8.60% due
                       03/09/04.......................................      3,973,846
                                                                        -------------
                                                                            7,343,190
                                                                        -------------

GERMANY (0.2%)
    DEM       550    Germany Unity Fund, 8.00% due 01/21/02(3)........        372,778
                                                                        -------------

IRELAND (1.3%)
   ESP    250,000    Republic of Ireland, 10.55% due 02/21/02.........      2,052,179
                                                                        -------------

ITALY (2.8%)
  ITL   6,900,000    Republic of Italy, 9.00% due 10/01/03............      4,357,350
                                                                        -------------

JAPAN (27.2%)
                     Government of Japan
  JPY   1,370,000      Series 144, 6.00% due 12/20/01(3)..............     13,310,495
   JPY    374,000      Series 157, 4.50% due 06/20/03.................      3,479,005
  JPY   1,065,000      Series 164, 4.10% due 12/22/03.................      9,730,454
  JPY   1,909,000      Series 187, 3.30% due 06/20/06.................     16,547,436
                                                                        -------------
                                                                           43,067,390
                                                                        -------------

NETHERLANDS (3.4%)
                     Government of the Netherlands
    NLG     2,500      6.00% due 01/15/06.............................      1,361,447
    NLG     6,500      8.50% due 03/15/01(3)..........................      3,943,466
                                                                        -------------
                                                                            5,304,913
                                                                        -------------

SPAIN (1.7%)
   ESP    323,000    Government of Spain, 10.50% due 10/30/03.........      2,708,032
                                                                        -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
SWEDEN (3.2%)
                     Kingdom of Sweden
   SEK      6,700      6.00% due 02/09/05.............................  $     837,242
   SEK     28,300      10.25% due 05/05/00............................      4,248,637
                                                                        -------------
                                                                            5,085,879
                                                                        -------------
UNITED KINGDOM (1.6%)
   GBP      1,491    Treasury Gilt, 8.50% due 12/07/05................      2,581,460
                                                                        -------------
                         TOTAL GOVERNMENT OBLIGATIONS (COST
                           $111,427,187)..............................    107,097,179
                                                                        -------------
SUPRANATIONAL OBLIGATIONS (2) (1.9%)
                     European Investment Bank
  ITL   1,700,000      10.875% due 12/14/05...........................      1,197,999
  ITL   2,537,000      12.20% due 02/18/03............................      1,829,659
                                                                        -------------
                         TOTAL SUPRANATIONAL OBLIGATIONS (COST
                           $2,988,762)................................      3,027,658
                                                                        -------------
SHORT-TERM INVESTMENTS (8.3%)
TIME DEPOSITS (8.1%)
                     State Street Bank & Trust Co. London,
        2,879,000      4.50% due 04/01/97.............................      2,879,000
       10,000,000      6.125% due 04/01/97............................     10,000,000
                                                                        -------------
                                                                           12,879,000
                                                                        -------------
U.S. TREASURY OBLIGATIONS (0.2%)
          280,000    United States Treasury Bills 5.13% due
                       06/19/97(3)....................................        276,771
                                                                        -------------
                         TOTAL SHORT-TERM INVESTMENTS (COST
                           $13,155,916)...............................     13,155,771
                                                                        -------------
                     TOTAL INVESTMENTS (COST $157,717,472) (97.4%)....    153,990,269
                     OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%).....      4,123,694
                                                                        -------------
                     NET ASSETS (100.0%)..............................  $ 158,113,963
                                                                        -------------
                                                                        -------------

------------------------------
(1) -- Principal is in the local currency of the country in which the currency is traded, which may not be the country of origin.

(2) -- International agencies.

(3) -- Amount segregated as collateral for initial and variation margin on futures contracts.

144A -- Securities restricted for sale to Qualified Institutional Buyers.

FRN -- Floating Rate Note. Maturity date reflects the later of the next interest rate change or the next put date.

NOTE: Based on the cost of investments of $158,179,678 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $1,331,966 and the aggregate gross unrealized depreciation was $5,521,375 resulting in net unrealized depreciation of investments of $4,189,409.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $157,717,472 )          $153,990,269
Cash                                                        895
Foreign Currency at Value (Cost $6,469,237 )          6,536,679
Receivable for Investments Sold                      11,066,213
Interest Receivable                                   2,959,569
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    907,001
Prepaid Expenses and Other Assets                           298
                                                   ------------
    Total Assets                                    175,460,924
                                                   ------------

LIABILITIES
Payable for Investments Purchased                    14,693,051
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  2,489,273
Advisory Fee Payable                                     48,434
Variation Margin Payable                                 31,371
Custody Fee Payable                                      26,057
Administrative Services Fee Payable                       4,327
Administration Fee Payable                                  513
Fund Services Fee Payable                                   392
Accrued Trustees' Fees and Expenses                       1,356
Accrued Expenses                                         52,187
                                                   ------------
    Total Liabilities                                17,346,961
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $158,113,963
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                  $ 4,208,627

EXPENSES
Advisory Fee                                       $   266,522
Custodian Fees and Expenses                             69,817
Professional Fees and Expenses                          29,788
Administrative Services Fee                             24,061
Printing Expenses                                        4,980
Fund Services Fee                                        2,802
Trustees' Fees and Expenses                              2,779
Administration Fee                                       1,944
Insurance Expense                                        1,001
Registration Fees                                          224
Miscellaneous                                              263
                                                   -----------
    Total Expenses                                                   404,181
                                                                 -----------
NET INVESTMENT INCOME                                              3,804,446

NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $783,662 net
    realized gain from futures contracts)             (732,169)
  Foreign Currency Transactions                     12,572,291
                                                   -----------
    Net Realized Gain                                             11,840,122

NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investment (including $280,217 net unrealized
    depreciation from futures contracts)            (5,401,400)
  Foreign Currency Contracts and Translations       (3,359,490)
                                                   -----------
    Net Change in Unrealized Depreciation                         (8,760,890)
                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ 6,883,678
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1997       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1996
                                                   --------------   ------------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $    3,804,446   $      11,244,228
Net Realized Gain on Investment and Foreign
  Currency Transactions                                11,840,122          12,170,665
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations                                (8,760,890)          1,814,400
                                                   --------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                        6,883,678          25,229,293
                                                   --------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          49,203,010         116,826,143
Withdrawals                                           (43,875,738)       (262,275,340)
                                                   --------------   ------------------
    Net Increase (Decrease) from Investors'
      Transactions                                      5,327,272        (145,449,197)
                                                   --------------   ------------------
    Total Increase (Decrease) in Net Assets            12,210,950        (120,219,904)

NET ASSETS
Beginning of Period                                   145,903,013         266,122,917
                                                   --------------   ------------------
End of Period                                      $  158,113,963   $     145,903,013
                                                   --------------   ------------------
                                                   --------------   ------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                                           OCTOBER 11, 1994
                                                       FOR THE                             (COMMENCEMENT OF
                                                   SIX MONTHS ENDED     FOR THE FISCAL      OPERATIONS) TO
                                                    MARCH 31, 1997        YEAR ENDED        SEPTEMBER 30,
                                                     (UNAUDITED)      SEPTEMBER 30, 1996         1995
                                                   ----------------   ------------------   ----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.53%(a)              0.51%             0.55%(a)
  Net Investment Income                                       4.99%(a)              5.34%             5.73%(a)
Portfolio Turnover                                             111%(b)               330%              288%(b)

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31,1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Non-U.S. Fixed Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The Portfolio commenced operations on October 11, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industy or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)Portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing services, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31,1997
--------------------------------------------------------------------------------

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At March 31, 1997, the Portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 COST/PROCEEDS     3/31/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
Australian Dollar 265,560, expiring 5/14/97......  $    207,562    $   207,979   $         417
British Pound 118,027, expiring 5/14/97..........       192,048        194,108           2,060
Canadian Dollar 4,057,317, expiring 5/14/97......     2,981,130      2,940,417         (40,713)
Finnish Markka 8,124,398, expiring 5/14/97.......     1,593,019      1,644,337          51,318
French Franc 1,848,159, expiring 5/14/97.........       326,588        330,325           3,737
German Mark 11,758,106, expiring 5/14/97.........     6,980,723      7,081,085         100,362
Italian Lira 549,469,740, expiring 5/14/97.......       324,636        329,432           4,796
Japanese Yen 699,215,507, expiring 5/14/97.......     5,735,976      5,695,553         (40,423)

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31,1997
--------------------------------------------------------------------------------

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
SALES CONTRACTS                                    COST/PROCEEDS     3/31/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
Australian Dollar 14,381,744, expiring 5/14/97...  $ 11,347,196    $11,263,385   $      83,811
Belgium Franc 198,511,735, expiring 5/14/97......     5,623,562      5,787,928        (164,366)
British Pound 11,539,784, expiring 5/14/97.......    18,515,994     18,978,442        (462,448)
Canadian Dollar 18,962,586, expiring 5/14/97.....    13,907,287     13,742,558         164,729
Finnish Markka 7,300,764, expiring 5/14/97.......     1,428,721      1,477,638         (48,917)
French Franc 60,545,849, expiring 5/14/97........    10,494,258     10,821,482        (327,224)
German Mark 34,411,203, expiring 5/14/97.........    20,094,133     20,723,461        (629,328)
Italian Lira 21,486,271,323, expiring 5/14/97....    12,583,468     12,881,993        (298,525)
Japanese Yen 6,068,448,872, expiring 5/14/97.....    49,927,132     49,431,360         495,772
Netherland Guilder 10,512,406, expiring
 5/14/97.........................................     5,452,493      5,627,174        (174,681)
Spanish Peseta 776,181,879, expiring 5/14/97.....     5,330,773      5,500,037        (169,264)
Swedish Krona 44,897,962, expiring 5/14/97.......     5,846,089      5,979,474        (133,385)
                                                                                 --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                $  (1,582,272)
                                                                                 --------------
                                                                                 --------------

    e)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions during the six months ended March 31, 1997 are summarized as follows:

                                                                         PRINCIPAL AMOUNT
                                                   NUMBER OF CONTRACTS     OF CONTRACTS
                                                   -------------------   ----------------
Contracts open at beginning of period............                  14    $     1,121,505
Contracts opened.................................                 339         39,566,381
Contracts closed.................................                (256)       (30,782,042)
                                                   -------------------   ----------------
Contracts open at end of period..................                  97    $     9,905,844
                                                   -------------------   ----------------
                                                   -------------------   ----------------

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31,1997
--------------------------------------------------------------------------------

      SUMMARY OF OPEN CONTRACTS AT MARCH 31, 1997

                                                                     NET UNREALIZED
                                                                     APPRECIATION/
                                                   CONTRACTS LONG    (DEPRECIATION)
                                                   ---------------   --------------
Ten-Year German Liffe, expiring June 1997........              26    $    (104,361)
Fifteen-Year Treasury Gilt, expiring June 1997...              57         (143,794)
Ten-Year Spanish Government Note, expiring June
 1997............................................              20          (21,280)

                                                   CONTRACTS SHORT
                                                   ---------------
Ten-Year Italian Government Note, expiring June
 1997............................................              (6)          26,332
                                                   ---------------   --------------
Totals...........................................              97    $    (243,103)
                                                   ---------------   --------------
                                                   ---------------   --------------

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.35% of the Portfolio's average daily net assets. For the six months ended March 31, 1997, such fees amounted to $266,522.

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. Under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Portfolio and other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds and The JPM Advisor Funds invest, JPM Series Trust and JPM Series Trust
      II. For the six months ended March 31, 1997, the fee for these services amounted to $1,944.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of the JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31,1997
--------------------------------------------------------------------------------
      the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended March 31, 1997, the fee for these services amounted to $24,061.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $2,802 for the six months ended March 31, 1997.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended March 31, 1997 were as follows:

COST OF                    PROCEEDS
   PURCHASES              FROM SALES
----------------------   ------------
$160,061,356...........  $146,756,244

JPM INSTITUTIONAL PRIME MONEY MARKET FUND

JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

JPM INSTITUTIONAL SHORT TERM BOND FUND

JPM INSTITUTIONAL BOND FUND

JPM INSTITUTIONAL TAX EXEMPT BOND FUND

JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND

JPM INSTITUTIONAL INTERNATIONAL BOND FUND

JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

JPM INSTITUTIONAL DIVERSIFIED FUND

JPM INSTITUTIONAL U.S. EQUITY FUND

JPM INSTITUTIONAL DISCIPLINED EQUITY FUND

JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

JPM INSTITUTIONAL EUROPEAN EQUITY FUND

JPM INSTITUTIONAL JAPAN EQUITY FUND

JPM INSTITUTIONAL ASIA GROWTH FUND

FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.

THE
JPM INSTITUTIONAL
INTERNATIONAL
BOND FUND

SEMI-ANNUAL REPORT
MARCH 31, 1997